STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

September 30, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9%
Australia - 3.0%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,400,000		16,131,861
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		2,844,125
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	8,862,000		4,744,244
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	2.00	3/8/2033	19,591,000		11,113,995
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.25	2/20/2036	10,116,000		6,587,573
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.75	2/20/2035	4,848,000		3,336,549
Queensland Treasury Corp., Govt. Gtd. Bonds	AUD	4.50	8/22/2035	9,700,000	[b]	6,508,332
Treasury Corp. of Victoria, Govt. Gtd. Bonds	AUD	2.00	9/17/2035	8,814,000		4,569,377
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	41,354,000		27,829,592
					83,665,648
Austria - 1.0%
Austria, Sr. Unscd. Bonds	EUR	2.90	2/20/2034	9,875,000	[b]	11,233,221
Raiffeisen Bank International AG, Sr. Notes	EUR	4.63	8/21/2029	4,400,000		5,041,771
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,600,000	[c]	8,049,739
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000	[c]	3,217,404
					27,542,135
Belgium - .6%
Belgium, Sr. Unscd. Notes, Ser. 98	EUR	3.30	6/22/2054	6,825,000	[b]	7,436,377
FLUVIUS System Operator CV, Gtd. Notes	EUR	3.88	5/9/2033	7,000,000		8,075,759
					15,512,136
Brazil - .8%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2035	147,421,000		23,587,171
Canada - 1.9%
Alimentation Couche-Tard, Inc., Gtd. Notes	EUR	3.65	5/12/2031	6,196,000	[b]	6,938,539
Alimentation Couche-Tard, Inc., Sr. Unscd. Notes	EUR	4.01	2/12/2036	6,518,000	[b]	7,279,483
Canada, Bonds	CAD	1.75	12/1/2053	22,100,000		12,043,107
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000		13,270,045
Canadian Pacific Railway Co., Gtd. Notes		3.10	12/2/2051	3,500,000		2,502,357
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	1,854,567	[b]	1,345,402
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[b]	8,662,170
					52,041,103
Cayman Islands - .5%
Octagon 61 Ltd. CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.13	4/20/2036	5,274,060	[b,d]	5,303,067

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Cayman Islands - .5% (continued)
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl. A, (3 Month TSFR +1.90%)		7.20	7/15/2036	5,775,000	[b,d]	5,822,026
Southern Water Services Finance Ltd., Sr. Scd. Notes	GBP	3.00	5/28/2037	4,416,000		4,130,045
					15,255,138
China - 3.2%
China, Bonds	CNY	3.00	10/15/2053	52,830,000		8,612,193
China, Bonds	CNY	3.81	9/14/2050	438,050,000		79,958,463
					88,570,656
Denmark - .3%
Carlsberg Breweries AS, Sr. Unscd. Notes	EUR	4.25	10/5/2033	5,037,000		5,964,362
Denmark, Bonds	DKK	4.50	11/15/2039	14,250,000		2,720,256
					8,684,618
Finland - .1%
Finland, Sr. Unscd. Bonds, Ser. 10Y	EUR	3.00	9/15/2033	3,750,000	[b]	4,309,659
France - 3.4%
Electricite de France SA, Sr. Unscd. Notes	EUR	4.63	1/25/2043	2,200,000		2,553,025
Electricite de France SA, Sr. Unscd. Notes		5.95	4/22/2034	8,810,000	[b,c]	9,385,447
French Republic, Bonds	EUR	3.00	5/25/2033	26,150,000	[b]	29,565,958
French Republic, Bonds	EUR	3.25	5/25/2055	8,625,000	[b]	9,054,833
French Republic, Bonds	EUR	4.00	10/25/2038	11,685,000	[b]	14,241,421
Kering SA, Sr. Unscd. Notes	EUR	3.38	3/11/2032	2,600,000	[c]	2,901,568
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	5,100,000		5,818,946
Kering SA, Sr. Unscd. Notes	EUR	3.88	9/5/2035	1,900,000		2,171,727
Pernod Ricard SA, Sr. Unscd. Notes	EUR	3.38	11/7/2030	8,500,000		9,619,531
Pernod Ricard SA, Sr. Unscd. Notes	EUR	3.75	9/15/2033	3,100,000		3,560,033
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	5,900,000		6,263,642
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	1,000,000		1,221,714
					96,357,845
Germany - 1.7%
Amprion GmbH, Sr. Unscd. Notes	EUR	3.63	5/21/2031	8,900,000		10,161,720
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	12,500,000		14,552,217
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	8,067,000		8,641,308
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	2.75	3/19/2029	4,488,000	[c]	5,083,212
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	3.25	5/19/2033	4,646,000	[c]	5,375,395
Eurogrid GmbH, Gtd. Notes	EUR	3.72	4/27/2030	3,400,000		3,868,537
					47,682,389
Greece - .2%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	3,438,000	[b]	4,197,088
Piraeus Bank SA, Sr. Notes	EUR	6.75	12/5/2029	2,361,000		2,915,141
					7,112,229
Hungary - .0%
Hungary, Bonds, Ser. 33A	HUF	2.25	4/20/2033	710,000		1,502
Indonesia - .3%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	109,930,000,000		7,787,386

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Ireland - .8%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	6,170,000	[c]	6,739,942
Ireland, Unscd. Bonds	EUR	2.60	10/18/2034	3,950,000		4,445,358
Linde PLC, Sr. Unscd. Notes	EUR	1.63	3/31/2035	7,800,000		7,467,227
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	2,476,000		2,704,599
					21,357,126
Israel - .4%
Israel, Sr. Unscd. Notes, Ser. 10Y		5.50	3/12/2034	11,359,000	[c]	11,442,091
Italy - 3.2%
Autostrade per l'Italia SpA, Sr. Unscd. Notes	EUR	2.25	1/25/2032	3,500,000		3,521,232
Autostrade per l'Italia SpA, Sr. Unscd. Notes	EUR	4.63	2/28/2036	3,855,000		4,448,938
Autostrade per l'Italia SpA, Sr. Unscd. Notes	EUR	5.13	6/14/2033	3,178,000		3,843,577
Eni SpA, Sr. Unscd. Notes		5.50	5/15/2034	3,209,000	[b]	3,325,576
Eni SpA, Sr. Unscd. Notes		5.95	5/15/2054	10,729,000	[b,c]	11,057,420
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	51,375,000		62,400,131
					88,596,874
Japan - 4.0%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	3,756,900,000		25,260,985
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	1,066,400,000		6,805,945
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	606,600,000		2,902,703
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	957,200,000		4,901,499
Japan (30 Year Issue), Bonds, Ser. 83	JPY	2.20	6/20/2054	9,190,000,000		65,463,942
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	1,336,600,000		6,344,558
					111,679,632
Jersey - .6%
AA Bond Co. Ltd., Sr. Scd. Notes, Ser. A8	GBP	5.50	7/31/2027	5,400,000		7,154,894
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.07	7/15/2036	5,420,000	[b,d]	5,434,780
Invesco US Ltd. CLO, Ser. 2023-3A, Cl. A, (3 Month TSFR +1.80%)		7.10	7/15/2036	5,600,000	[b,d]	5,641,782
					18,231,456
Malaysia - .4%
Malaysia, Bonds, Ser. 318	MYR	4.64	11/7/2033	41,200,000		10,672,822
Netherlands - 2.1%
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	7,156,000		8,028,174
BNI Finance BV, Gtd. Notes	EUR	3.88	12/1/2030	2,717,000	[c]	3,141,226
Enel Finance International NV, Gtd. Notes	EUR	0.75	6/17/2030	5,278,000	[c]	5,162,665
JDE Peet's NV, Sr. Unscd. Notes	EUR	4.50	1/23/2034	5,345,000		6,245,958
Netherlands, Bonds	EUR	2.50	7/15/2034	13,300,000	[b]	14,906,591
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	6,100,000		7,169,370
Stellantis NV, Sr. Unscd. Notes	EUR	1.25	6/20/2033	1,570,000		1,403,670
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	8,910,000		10,185,421
Stellantis NV, Sr. Unscd. Notes	EUR	4.38	3/14/2030	1,200,000		1,387,259
					57,630,334

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
New Zealand - 2.9%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	58,152,000	[c]	35,124,151
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	60,205,000		33,002,240
New Zealand, Unscd. Bonds, Ser. 534	NZD	4.25	5/15/2034	22,800,000		14,489,922
					82,616,313
Peru - 1.4%
Peru, Bonds	PEN	7.60	8/12/2039	69,860,000	[b]	20,551,383
Peru, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	65,380,000	[b]	19,093,184
					39,644,567
Poland - .4%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	11,625,000		3,195,724
Poland, Sr. Unscd. Notes		5.50	3/18/2054	7,977,000		8,162,126
					11,357,850
Portugal - .2%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	3,800,000	[c]	4,943,796
Romania - 1.4%
Romania, Bonds, Ser. 10Y	RON	7.20	10/30/2033	80,425,000		18,734,706
Romania, Sr. Unscd. Notes	EUR	5.25	5/30/2032	13,425,000	[b]	15,025,872
Romania, Sr. Unscd. Notes		5.75	3/24/2035	4,540,000	[b]	4,515,030
					38,275,608
Singapore - .5%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.30	5/19/2053	6,120,000		6,337,019
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	2,250,000		2,313,248
Singapore, Bonds	SGD	3.38	9/1/2033	5,615,000		4,633,557
					13,283,824
South Korea - 4.7%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,511,843
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	134,468,300,000		111,757,439
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	5,180,000,000		4,114,746
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	7,778,000,000		6,328,767
					130,712,795
Spain - 5.3%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	9,200,000		10,260,182
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	6,200,000	[c]	6,185,512
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	8,000,000	[c]	8,149,797
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	27,750,000	[b]	26,799,972
Spain, Sr. Unscd. Bonds	EUR	3.25	4/30/2034	12,875,000	[b]	14,770,288
Spain, Sr. Unscd. Notes	EUR	3.45	10/31/2034	71,750,000	[b]	83,455,827
					149,621,578
Supranational - .4%
European Union, Sr. Unscd. Bonds	EUR	3.00	3/4/2053	10,042,694		10,535,191
Switzerland - 1.2%
Switzerland, Bonds	CHF	0.50	6/27/2032	14,445,000		17,253,459

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Switzerland - 1.2% (continued)
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	7,239,000		6,814,258
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	8,014,000		8,650,029
					32,717,746
Thailand - .3%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	234,200,000		7,873,924
United Kingdom - 5.5%
BAE Systems PLC, Sr. Unscd. Notes		5.30	3/26/2034	5,272,000	[b]	5,485,072
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	421,545	[b]	419,112
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.57	12/16/2067	1,592,301	[b,d]	2,130,457
Motability Operations Group PLC, Gtd. Notes	EUR	3.50	7/17/2031	17,340,000		19,602,476
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	10,180,000		8,960,685
Northumbrian Water Finance PLC, Gtd. Notes	GBP	5.50	10/2/2037	1,123,000	[c]	1,419,582
Northumbrian Water Finance PLC, Gtd. Notes	GBP	6.38	10/28/2034	8,640,000	[c]	11,955,530
Severn Trent Utilities Finance PLC, Gtd. Notes	EUR	4.00	3/5/2034	4,526,000	[c]	5,145,477
Severn Trent Utilities Finance PLC, Sr. Unscd. Notes	GBP	5.88	7/31/2038	1,615,000		2,219,117
SW Finance I PLC, Sr. Scd. Notes	GBP	7.38	12/12/2041	2,524,000	[c]	2,993,239
Tower Bridge Funding PLC, Ser. 2021-2, Cl. A, (3 Month SONIO +0.78%)	GBP	5.76	11/20/2063	2,039,162	[d]	2,731,874
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	21,500,000		27,367,880
United Kingdom Gilt, Bonds	GBP	4.38	7/31/2054	22,375,000		28,891,189
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	17,750,000		24,240,165
United Utilities Water Finance PLC, Gtd. Notes	EUR	3.75	5/23/2034	10,214,000		11,438,785
					155,000,640
United States - 42.2%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	3,954,739	[b]	3,981,077
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	4,432,000		4,510,327
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	3,914,000	[b]	3,995,315
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	4,925,000	[b]	4,779,970
AT&T, Inc., Sr. Unscd. Notes	EUR	3.95	4/30/2031	4,210,000		4,888,045
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	3,643,000	[b]	3,754,203
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	2,831,000	[b]	2,985,248
Becton, Dickinson and Co., Gtd. Notes	EUR	3.83	6/7/2032	5,381,000		6,189,793
Bristol-Myers Squibb Co., Sr. Unscd. Notes		5.55	2/22/2054	2,687,000	[c]	2,848,663
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.25	11/15/2053	3,051,000	[c]	3,536,751
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.40	11/15/2063	3,211,000		3,779,729
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	773,000		844,197
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	919,165		880,739
Citigroup, Inc., Sr. Unscd. Notes	EUR	3.75	5/14/2032	9,970,000		11,342,519
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	2,676,836	[b]	2,721,218

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 42.2% (continued)
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1		7.16	10/25/2068	6,219,922	[b]	6,376,236
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	3,441,000	[b]	3,673,685
Constellation Energy Generation LLC, Sr. Unscd. Notes		5.75	3/15/2054	3,470,000		3,674,778
Consumers Energy Co., First Mortgage Bonds		4.60	5/30/2029	3,258,000		3,325,629
CVS Health Corp., Sr. Unscd. Notes		5.05	3/25/2048	3,200,000		2,922,851
CVS Health Corp., Sr. Unscd. Notes		5.70	6/1/2034	10,198,000	[c]	10,642,884
CVS Health Corp., Sr. Unscd. Notes		6.05	6/1/2054	4,849,000		5,062,436
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	1,198,887	[b]	1,187,209
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2		5.56	11/20/2048	4,454,000	[b]	4,512,020
Diamondback Energy, Inc., Gtd. Notes		5.40	4/18/2034	2,212,000		2,259,118
Diamondback Energy, Inc., Gtd. Notes		5.75	4/18/2054	2,218,000		2,236,591
Diamondback Energy, Inc., Gtd. Notes		5.90	4/18/2064	2,690,000		2,713,437
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,470,312	[b]	5,050,411
Duke Energy Carolinas LLC, First Mortgage Bonds		4.85	1/15/2034	15,715,000		16,083,045
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3		6.24	1/16/2029	2,112,000	[b]	2,153,911
Enterprise Products Operating LLC, Gtd. Notes		4.85	1/31/2034	6,434,000		6,529,429
Exelon Corp., Sr. Unscd. Notes		5.60	3/15/2053	4,480,000	[c]	4,666,560
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,031,335	[e]	4,982,035
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, (1 Month SOFR +0.56%)		5.91	8/25/2025	3,794,479	[d,e]	3,800,122
HCA, Inc., Gtd. Notes		5.45	4/1/2031	17,030,000		17,749,282
HCA, Inc., Gtd. Notes		5.45	9/15/2034	2,081,000		2,142,027
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	5,980,000		7,044,975
John Deere Capital Corp., Sr. Unscd. Notes		4.50	1/16/2029	7,310,000		7,446,583
JPMorgan Chase & Co., Sr. Unscd. Notes		5.34	1/23/2035	6,331,000		6,619,900
JPMorgan Chase & Co., Sr. Unscd. Notes		6.25	10/23/2034	1,370,000		1,524,237
McDonald's Corp., Sr. Unscd. Notes	EUR	4.13	11/28/2035	9,600,000		11,244,543
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2		6.23	4/20/2054	1,643,978	[b]	1,696,934
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	6,103,000		6,383,568
Morgan Stanley, Sr. Unscd. Notes		6.63	11/1/2034	1,972,000		2,231,359
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	2,158,905	[b]	2,165,507
Nasdaq, Inc., Sr. Unscd. Bonds	EUR	4.50	2/15/2032	13,980,000		16,700,264
Nasdaq, Inc., Sr. Unscd. Notes		5.55	2/15/2034	1,168,000		1,232,645
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	13,249,000		12,836,436

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 42.2% (continued)
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1		2.28	4/25/2061	5,133,761	[b]	4,587,505
Public Service Enterprise Group, Inc., Sr. Unscd. Notes		5.45	4/1/2034	4,693,000		4,890,350
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	1,777,156	[b]	1,746,024
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	5,630,000	[b]	5,613,442
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[b]	6,622,051
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[b]	5,429,430
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[b]	7,972,800
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	2,038,464	[b]	1,891,974
Stack Infrastructure Issuer LLC, Ser. 2023-1A, Cl. A2		5.90	3/25/2048	1,430,000	[b]	1,446,386
Sunnova Hestia I Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	791,486	[b]	817,925
The Kroger Company, Sr. Unscd. Notes		5.00	9/15/2034	1,961,000		1,978,122
The Kroger Company, Sr. Unscd. Notes		5.50	9/15/2054	2,201,000		2,216,709
The Kroger Company, Sr. Unscd. Notes		5.65	9/15/2064	4,442,000		4,469,063
TIF Funding III LLC, Ser. 2024-1A, Cl. A		5.48	4/20/2049	7,597,975	[b]	7,724,277
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,413,030	[b]	7,232,226
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,311,225	[b]	5,877,392
TRP LLC, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,299,466	[b]	5,885,504
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	3,648,000		3,689,358
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	8,175,000		8,693,970
U.S. Treasury Notes		3.88	8/15/2034	55,780,000		56,176,561
U.S. Treasury Notes		4.00	2/15/2034	127,170,000	[f]	129,385,540
U.S. Treasury Notes		4.00	1/31/2029	60,850,000	[f]	61,888,728
U.S. Treasury Notes		4.25	2/28/2031	20,300,000	[c]	20,997,813
U.S. Treasury Notes		4.63	6/30/2026	115,000,000	[c]	116,781,152
U.S. Treasury Notes		4.63	4/30/2029	6,000,000		6,266,602
U.S. Treasury Notes		4.63	9/30/2030	54,250,000	[c]	57,144,746
U.S. Treasury Notes		4.63	2/28/2026	23,675,000	[f]	23,941,344
Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.32	3/16/2048	5,716,000	[b]	5,805,133
Verizon Communications, Inc., Sr. Unscd. Notes	EUR	3.50	6/28/2032	17,314,000	[c]	19,559,549
Verus Securitization Trust, Ser. 2023-4, Cl. A1		5.81	5/25/2068	2,322,139	[b]	2,338,936
Verus Securitization Trust, Ser. 2023-5, Cl. A1		6.48	6/25/2068	2,658,598	[b]	2,698,555
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	5,510,000	[b]	5,271,277
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,644,248
WEA Finance LLC, Gtd. Notes		3.50	6/15/2029	2,180,000	[b,c]	2,046,238
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	2,326,000	[b]	2,268,686
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	379,000	[b,c]	313,313
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	8,662,000	[b]	7,240,290

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 42.2% (continued)
Wells Fargo & Co., Sr. Unscd. Notes	EUR	3.90	7/22/2032	5,000,000		5,715,107
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	6,900,000		7,242,175
Federal Home Loan Mortgage Corp.:
2.50%, 10/1/2050-2/1/2052				46,358,180	[e]	40,629,612
3.50%, 6/1/2052				22,200,961	[e]	20,699,547
5.00%, 4/1/2053-9/1/2053				32,953,567	[e]	33,105,645
5.50%, 9/1/2053-6/1/2054				34,142,918	[e]	35,052,431
Federal National Mortgage Association:
2.50%, 9/1/2050-4/1/2052				61,918,944	[e]	54,259,905
3.00%, 6/1/2050				33,947,999	[e]	31,059,587
4.00%, 5/1/2052-6/1/2052				14,673,564	[e]	14,123,639
4.50%, 6/1/2052				45,142,681	[e]	44,386,761
5.00%, 9/1/2054				18,299,806	[e]	18,312,221
5.50%, 10/1/2052				14,908,299	[e]	15,134,836
					1,181,183,126
Total Bonds and Notes (cost $2,551,941,595)				2,655,486,908
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .0%
Australian Dollar Cross Currency, Contracts N/A, BNP Paribas Corp.	EUR	1.63	10/1/2024	6,304,000		21
Chinese Yuan, Contracts N/A, Goldman Sachs & Co. LLC		7.16	11/4/2024	6,881,000		10,988
Chinese Yuan, Contracts N/A, Morgan Stanley & Co. LLC		7.19	11/4/2024	6,832,000		8,136
Indian Rupee, Contracts N/A, Goldman Sachs & Co. LLC		84.10	10/17/2024	8,344,000		7,124
Pound Sterling, Contracts N/A, BNP Paribas Corp.	GBP	1.36	10/9/2024	7,545,000		10,867
Pound Sterling Cross Currency, Contracts N/A, BNP Paribas Corp.	EUR	0.85	10/11/2024	6,445,000		1,157
					38,293
Put Options - .1%
Australian Dollar Cross Currency, Contracts N/A, BNP Paribas Corp.	EUR	1.63	10/1/2024	6,304,000		86,478
Pound Sterling, Contracts N/A, BNP Paribas Corp.	GBP	1.30	10/9/2024	7,545,000		1,107
Pound Sterling Cross Currency, Contracts N/A, BNP Paribas Corp.	EUR	0.85	10/11/2024	6,445,000		106,376

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .1% (continued)
Put Options - .1% (continued)
Swaption Receiver Markit iTraxx Europe Index Series 42, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2029, Contracts 259,050,000, BNP Paribas Corp.	EUR	0.63	11/20/2024	259,050,000	[g]	479,614
U.S Treasury 5 Year December Future, Contracts 3,159		109.75	10/25/2024	346,700,250		1,308,025
					1,981,600
Total Options Purchased (cost $2,645,859)				2,019,893

Exchange-Traded Funds - 2.5%
United States - 2.5%
iShares iBoxx Investment Grade Corporate Bond ETF (cost $70,687,713)				623,021	[c]	70,388,913
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,902,134)		4.95		10,902,134	[h]	10,902,134

Investment of Cash Collateral for Securities Loaned - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $78,677,610)		4.95		78,677,610	[h]	78,677,610
Total Investments (cost $2,714,854,911)				100.7%	2,817,475,458
Liabilities, Less Cash and Receivables				(0.7%)	(18,975,702)
Net Assets				100.0%	2,798,499,756

ETF—Exchange-Traded Fund

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

STATEMENT OF INVESTMENTS (Unaudited) (continued)

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RON—Romanian Leu

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, these securities were valued at $503,757,677 or 18.0% of net assets.

c Security, or portion thereof, on loan. At September 30, 2024, the value of the fund’s securities on loan was $225,099,020 and the value of the collateral was $232,698,161, consisting of cash collateral of $78,677,610 and U.S. Government & Agency securities valued at $154,020,551. In addition, the value of collateral may include pending sales that are also on loan.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Held by a broker as collateral for open over-the-counter derivative contracts.

g Exercise price is referenced as basis points.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Bobl	1,046	12/6/2024	138,479,196[a]	139,780,806	1,301,610
Euro-BTP Italian Government Bonds	25	12/6/2024	3,309,699[a]	3,380,358	70,659
Euro-Buxl 30 Year Bonds	186	12/6/2024	27,934,829[a]	28,216,215	281,386
Euro-Schatz	1,943	12/6/2024	230,616,959[a]	231,803,497	1,186,538
U.S. Treasury 10 Year Notes	374	12/19/2024	42,802,244	42,741,188	(61,056)
U.S. Treasury 2 Year Notes	156	12/31/2024	32,525,112	32,485,781	(39,331)
U.S. Treasury 5 Year Notes	790	12/31/2024	87,227,349	86,807,420	(419,929)
U.S. Treasury Long Bonds	56	12/19/2024	6,966,135	6,954,500	(11,635)
U.S. Treasury Ultra Long Notes	998	12/19/2024	118,666,524	118,060,286	(606,238)
Futures Short
Australian 10 Year Bonds	828	12/16/2024	66,733,728[a]	66,629,625	104,103
Canadian 10 Year Bonds	1,722	12/18/2024	157,688,378[a]	159,168,339	(1,479,961)
Euro-Bund	1,693	12/6/2024	251,589,074[a]	254,265,233	(2,676,159)
Euro-OAT	585	12/6/2024	82,160,567[a]	82,597,288	(436,721)
Japanese 10 Year Bonds	371	12/13/2024	373,571,034[a]	373,387,720	183,314
Long Gilt	28	12/27/2024	3,716,096[a]	3,684,688	31,408
U.S. Treasury Ultra Long Bonds	29	12/19/2024	3,874,226	3,859,719	14,507
Gross Unrealized Appreciation				3,173,525
Gross Unrealized Depreciation				(5,731,030)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
Chinese Yuan, Contracts N/A, Morgan Stanley & Co. LLC	7.30	11/4/2024	13,664,000		(6,078)
Chinese Yuan, Contracts N/A, Goldman Sachs & Co. LLC	7.30	11/4/2024	13,763,000		(6,122)
Indian Rupee, Contracts N/A, Goldman Sachs & Co. LLC	84.80	10/17/2024	12,516,000		(2,548)
Japanese Yen Cross Currency, Contracts N/A, Morgan Stanley & Co. LLC	175.20	11/4/2024	5,970,000	CHF	(15,081)
Pound Sterling, Contracts N/A, BNP Paribas Corp.	1.33	10/9/2024	7,545,000	GBP	(88,909)
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	0.93	10/11/2024	6,445,000	EUR	(76,592)
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.	0.94	10/1/2024	6,304,000	EUR	(25,199)
Put Options:
Swaption Payer Markit iTraxx Europe Index Series 42, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2029, Contracts 518,100,000, BNP Paribas Corp.	0.73	11/20/2024	518,100,000	[b] EUR	(453,179)
Japanese Yen Cross Currency, Contracts N/A, Morgan Stanley & Co. LLC	166.19	11/4/2024	5,970,000	CHF	(36,888)
Swiss Franc Cross Currency, Contracts N/A, Goldman Sachs & Co. LLC	0.93	10/11/2024	6,445,000	EUR	(10,627)
Swiss Franc Cross Currency, Contracts N/A, Barclays Capital, Inc.	0.94	10/1/2024	6,304,000	EUR	(2,226)
U.S Treasury 5 Year December Future, Contracts 3,159	107.75	10/25/2024	340,382,250		(74,041)
Total Options Written (premiums received $1,235,083)					(797,490)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Australian Dollar	2,269,000	United States Dollar	1,529,138	10/22/2024	40,110
Swedish Krona	19,875,500	United States Dollar	1,897,686	10/22/2024	61,539
Japanese Yen	2,848,452,101	United States Dollar	19,580,809	10/22/2024	302,453
United States Dollar	5,818,024	Japanese Yen	849,295,000	10/22/2024	(110,373)
United States Dollar	711,292	New Zealand Dollar	1,160,500	10/22/2024	(26,023)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc. (continued)
Australian Dollar	1,178,000	United States Dollar	796,142	10/10/2024	18,402
Norwegian Krone	92,776,000	United States Dollar	8,842,616	10/22/2024	(48,988)
United States Dollar	2,261,239	Norwegian Krone	23,910,000	10/22/2024	(5,033)
Euro	4,648,000	United States Dollar	5,189,987	10/10/2024	(13,945)
United States Dollar	4,965,134	Euro	4,453,000	10/10/2024	6,245
United States Dollar	1,561,501	Swedish Krona	16,118,000	10/10/2024	(26,338)
British Pound	1,443,000	United States Dollar	1,886,349	10/10/2024	42,863
United States Dollar	928,533	British Pound	698,000	10/10/2024	(4,655)
United States Dollar	16,407,116	Euro	14,800,322	10/22/2024	(83,701)
United States Dollar	5,155,074	South Korean Won	6,951,308,000	10/22/2024	(167,984)
United States Dollar	3,315,393	British Pound	2,523,000	10/22/2024	(57,697)
Swiss Franc	5,485,000	United States Dollar	6,505,580	10/22/2024	(7,570)
United States Dollar	13,962,326	Swiss Franc	11,926,690	10/22/2024	(167,072)
BNP Paribas Corp.
Swedish Krona	50,666,500	United States Dollar	4,889,510	10/22/2024	104,934
United States Dollar	23,928,625	Brazilian Real	135,256,000	10/10/2024	(868,714)
United States Dollar	8,002,608	Euro	7,176,000	10/10/2024	11,369
United States Dollar	9,659,790	New Zealand Dollar	15,576,000	10/22/2024	(236,311)
British Pound	2,114,000	Euro	2,500,790	10/22/2024	39,853
Norwegian Krone	156,227,000	United States Dollar	14,643,889	10/22/2024	163,842
Norwegian Krone	87,387,000	United States Dollar	8,311,274	10/22/2024	(28,434)
United States Dollar	5,053,161	Norwegian Krone	53,086,000	10/22/2024	21,488
Citigroup Global Markets, Inc.
Canadian Dollar	2,980,000	United States Dollar	2,197,162	10/22/2024	7,387
United States Dollar	36,430,214	Peruvian Nuevo Sol	137,841,000	10/10/2024	(748,372)
United States Dollar	2,381,497	Swedish Krona	24,320,000	10/22/2024	(15,844)
United States Dollar	187,876,333	Euro	169,922,000	10/10/2024	(1,349,886)
United States Dollar	80,819,684	Chinese Yuan Renminbi	572,741,625	11/8/2024	(1,192,785)
United States Dollar	2,741,965	New Zealand Dollar	4,314,000	10/22/2024	1,096
United States Dollar	5,363,538	Japanese Yen	775,917,000	10/22/2024	(52,653)
British Pound	408,000	United States Dollar	535,573	10/10/2024	9,901
Singapore Dollar	3,662,000	United States Dollar	2,794,780	10/22/2024	57,795
United States Dollar	2,802,705	Singapore Dollar	3,662,000	10/22/2024	(49,870)
Goldman Sachs & Co. LLC
United States Dollar	1,163,768	Norwegian Krone	12,248,000	10/22/2024	2,860
Swiss Franc	5,221,000	United States Dollar	6,173,375	10/22/2024	11,877
United States Dollar	80,441,868	Australian Dollar	119,285,000	10/10/2024	(2,039,399)
United States Dollar	2,344,754	Swedish Krona	24,366,000	10/22/2024	(57,122)
New Zealand Dollar	4,648,000	United States Dollar	2,794,354	10/22/2024	158,720
United States Dollar	19,653,626	Romanian Leu	88,440,000	10/10/2024	(129,232)
Euro	1,252,806	British Pound	1,056,999	10/22/2024	(17,239)
United States Dollar	630,429	British Pound	472,000	10/10/2024	(609)
United States Dollar	2,146,294	New Zealand Dollar	3,487,500	10/22/2024	(69,464)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
British Pound	1,522,000	United States Dollar	1,957,306	10/22/2024	77,511
United States Dollar	204,867,602	Euro	185,241,000	10/10/2024	(1,417,952)
Japanese Yen	669,542,000	United States Dollar	4,681,116	10/22/2024	(7,462)
United States Dollar	3,017,801	Japanese Yen	430,562,000	10/22/2024	12,317
Norwegian Krone	23,910,000	United States Dollar	2,233,561	10/22/2024	32,711
Swedish Krona	16,910,000	United States Dollar	1,653,450	10/10/2024	12,412
United States Dollar	9,579,367	Swedish Krona	98,102,000	10/10/2024	(84,997)
United States Dollar	112,491,870	Japanese Yen	16,284,836,000	10/10/2024	(974,293)
United States Dollar	1,532,509	Australian Dollar	2,300,000	10/22/2024	(58,179)
United States Dollar	697,742	South African Rand	12,429,000	10/22/2024	(20,256)
British Pound	1,514,000	United States Dollar	1,950,053	10/22/2024	74,068
United States Dollar	3,983,393	British Pound	3,036,000	10/22/2024	(75,545)
Canadian Dollar	6,864,000	United States Dollar	5,057,634	10/22/2024	20,228
United States Dollar	4,447,333	Canadian Dollar	6,024,000	10/22/2024	(9,112)
United States Dollar	10,192,484	Malaysian Ringgit	44,480,000	10/10/2024	(600,571)
Indian Rupee	232,243,000	United States Dollar	2,761,806	10/22/2024	6,710
New Zealand Dollar	5,119,000	United States Dollar	3,168,139	10/10/2024	83,969
HSBC Securities (USA), Inc.
South African Rand	24,858,000	United States Dollar	1,379,180	10/22/2024	56,816
United States Dollar	694,662	South African Rand	12,429,000	10/22/2024	(23,336)
Euro	6,159,000	United States Dollar	6,891,304	10/22/2024	(28,822)
United States Dollar	4,309,924	Euro	3,898,000	10/22/2024	(33,306)
United States Dollar	2,760,975	Indian Rupee	232,243,000	10/22/2024	(7,541)
United States Dollar	3,064,409	Canadian Dollar	4,147,000	10/22/2024	(3,466)
New Zealand Dollar	6,734,000	United States Dollar	4,219,296	10/22/2024	59,103
United States Dollar	20,539,487	New Zealand Dollar	34,132,000	10/22/2024	(1,146,036)
Australian Dollar	3,719,000	United States Dollar	2,500,552	10/22/2024	71,521
United States Dollar	8,960,345	Australian Dollar	13,303,000	10/22/2024	(240,054)
United States Dollar	1,723,071	Euro	1,558,000	10/10/2024	(11,928)
United States Dollar	10,502,672	Swedish Krona	108,879,386	10/22/2024	(230,101)
Euro	1,251,786	British Pound	3,238,536	10/22/2024	(18,376)
British Pound	3,225,808	Swedish Krona	43,267,350	10/22/2024	47,626
Canadian Dollar	5,448,000	United States Dollar	4,028,839	10/22/2024	1,492
Hungarian Forint	540,256,000	United States Dollar	1,515,134	10/10/2024	(2,056)
Norwegian Krone	166,373,827	United States Dollar	15,632,137	10/22/2024	137,345
Japanese Yen	2,776,895,000	United States Dollar	19,308,032	10/22/2024	75,734
United States Dollar	4,312,836	Japanese Yen	617,398,000	10/22/2024	3,167
British Pound	341,000	United States Dollar	452,976	10/10/2024	2,922
United States Dollar	18,864,194	British Pound	14,632,751	10/22/2024	(698,860)
United States Dollar	7,973,715	Indonesian Rupiah	124,302,636,000	10/10/2024	(232,867)
United States Dollar	11,109,602	Chinese Yuan Renminbi	78,776,000	10/22/2024	(154,470)
United States Dollar	4,980,181	Swiss Franc	4,223,000	10/22/2024	(22,753)
United States Dollar	7,329,929	Thai Baht	250,880,000	10/10/2024	(472,237)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA), Inc. (continued)
United States Dollar	5,468,599	Swiss Franc	4,613,000	10/22/2024	3,637
United States Dollar	2,587,727	Danish Krone	17,434,000	10/10/2024	(17,056)
United States Dollar	3,095,193	Polish Zloty	11,989,000	10/10/2024	(19,014)
United States Dollar	4,294,343	Singapore Dollar	5,609,000	10/10/2024	(71,920)
United States Dollar	32,517,845	Canadian Dollar	43,985,000	10/10/2024	(11,791)
J.P. Morgan Securities LLC
Swedish Krona	130,328,000	United States Dollar	12,653,119	10/22/2024	193,949
United States Dollar	9,631,632	Swedish Krona	97,945,000	10/22/2024	(23,285)
Swedish Krona	43,267,350	British Pound	1,057,000	10/22/2024	(64,642)
United States Dollar	2,231,937	South Korean Won	2,987,015,000	10/22/2024	(55,410)
Swiss Franc	1,338,000	United States Dollar	1,583,572	10/22/2024	1,540
United States Dollar	80,737,375	New Zealand Dollar	130,124,000	10/10/2024	(1,930,581)
Canadian Dollar	13,904,000	United States Dollar	10,228,957	10/22/2024	56,968
Australian Dollar	3,744,000	United States Dollar	2,514,208	10/22/2024	75,155
United States Dollar	3,625,560	Norwegian Krone	38,110,000	10/22/2024	13,363
United States Dollar	2,656,016	Euro	2,377,000	10/22/2024	7,515
Morgan Stanley & Co. LLC
United States Dollar	85,805,309	Euro	77,087,000	10/10/2024	(39,264)
United States Dollar	2,669,745	New Zealand Dollar	4,336,000	10/22/2024	(85,102)
Japanese Yen	403,538,000	United States Dollar	2,870,063	10/22/2024	(53,217)
United States Dollar	2,370,908	Japanese Yen	339,350,000	10/22/2024	2,118
Australian Dollar	6,313,863	United States Dollar	4,189,866	10/22/2024	176,823
United States Dollar	107,815,315	British Pound	82,033,000	10/10/2024	(1,858,345)
Canadian Dollar	3,137,000	United States Dollar	2,336,765	10/22/2024	(16,070)
United States Dollar	19,035,732	Canadian Dollar	26,018,000	10/22/2024	(211,908)
United States Dollar	9,821,383	Norwegian Krone	102,676,000	10/22/2024	89,399
Euro	436,000	United States Dollar	482,814	10/10/2024	2,718
United States Dollar	187,867,548	Euro	169,923,000	10/10/2024	(1,359,784)
United States Dollar	15,814,529	Swiss Franc	13,374,000	10/10/2024	(6,022)
RBC Capital Markets, LLC
United States Dollar	124,061,521	South Korean Won	166,125,821,000	10/10/2024	(3,062,493)
Canadian Dollar	3,915,000	United States Dollar	2,889,267	10/22/2024	6,978
United States Dollar	2,884,344	Canadian Dollar	3,894,000	10/22/2024	3,634
UBS Securities LLC
United States Dollar	2,966,445	Canadian Dollar	4,023,000	10/22/2024	(9,697)
Swedish Krona	34,659,000	United States Dollar	3,419,156	10/22/2024	(2,649)
United States Dollar	3,414,684	Swedish Krona	34,896,000	10/22/2024	(25,185)
Norwegian Krone	52,078,000	United States Dollar	4,914,400	10/22/2024	21,732
United States Dollar	2,709,003	Euro	2,420,000	10/10/2024	14,076
United States Dollar	1,408,615	Japanese Yen	204,540,000	10/22/2024	(19,151)
United States Dollar	1,064,321	British Pound	807,000	10/10/2024	(14,594)
Australian Dollar	594,000	United States Dollar	399,148	10/10/2024	11,582
Gross Unrealized Appreciation					2,519,573

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Gross Unrealized Depreciation					(23,107,069)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.45%	12/7/2053	48,869,000	(1,030,817)	51,047	(1,081,864)
EUR Maturity Fixed at 2.50%	EUR - CPTFEMU at Maturity	12/7/2053	36,489,057	2,703,960	760,155	1,943,805
GBP Maturity Fixed at 3.70%	GBP - UKRPI at Maturity	4/5/2034	132,358,050	2,717,337	-	2,717,337
GBP Maturity Fixed at 3.71%	GBP - UKRPI at Maturity	5/16/2034	137,919,762	3,166,946	(209,286)	3,376,232
SEK - 3 Month STIBOR at 3.72%	SEK 12 Month Fixed at 2.63%	6/19/2029	144,429,073	(4,834,220)	-	(4,834,220)
EUR 12 Month Fixed at 2.84%	EUR - 6 Month Euribor at 3.68%	6/19/2029	145,210,417	3,582,459	-	3,582,459
EUR 12 Month Fixed at 2.77%	EUR - 6 Month Euribor at 3.58%	7/17/2029	144,709,500	3,259,467	-	3,259,467
SEK - 3 Month STIBOR at 3.61%	SEK 12 Month Fixed at 2.44%	7/17/2029	147,698,125	(2,454,924)	-	(2,454,924)
USD Maturity Fixed at 2.53%	USD - CPURNSA at Maturity	7/28/2053	-	-	(139)	139
USD Maturity Fixed at 2.53%	USD Maturity Fixed at 2.53%	7/28/2053	15,405,000	(533,699)	(599,117)	65,418
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	11,706,999	2,024,469	2,066,087	(41,618)
Gross Unrealized Appreciation					14,944,857
Gross Unrealized Depreciation					(8,412,626)

EUR—Euro

GBP—British Pound

SEK—Swedish Krona

USD—United States Dollar

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA

CPURNSA—US CPI Urban Consumers NSA

UKRPI—UK RPI All Items NSA

See notes to financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
EUR - 3 Month Euribor at 3.28%	EUR - IBOXXMJA at Maturity	Goldman Sachs & Co. LLC	3/20/25	95,547,734	(679,576)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

OTC Total Return Swaps (continued)
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
EUR - 3 Month Euribor at 3.28%	EUR - IBOXXMJA at Maturity	J.P. Morgan Securities LLC	3/20/25	13,545,792	(118,162)
EUR - 3 Month Euribor at 3.28%	EUR - IBOXXMJA at Maturity	BNP Paribas Corp.	3/20/25	30,659,462	(238,357)
EUR - 3 Month Euribor at 3.28%	EUR - QW5A at Maturity	Goldman Sachs & Co. LLC	3/20/25	16,513,556	(132,962)
Gross Unrealized Depreciation					(1,169,057)

EUR—Euro

IBOXXMJA—Markit iBoxx € Liquid High Yield Index

QW5A—Markit iBoxx € Corporates

See notes to financial statements.

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Goldman Sachs & Co. LLC
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%	6/20/2029	4,452,600	(27,193)	(124,820)	97,627
Virgin Media Finance PLC, 3.75%, 7/15/2030 Received 3 Month Fixed Rate of 5.00%	12/20/2029	5,899,695	240,477	227,664	12,813
Ziggo BondCo, 5.125%, 2/28/2030 Received 3 Month Fixed Rate of 5.00%	12/20/2029	3,027,768	207,170	181,776	25,394
Ziggo BondCo, 5.125%, 2/28/2030 Received 3 Month Fixed Rate of 5.00%	12/20/2029	3,272,661	223,926	196,054	27,872
Purchased Contracts:[3]
BNP Paribas Corp.
UniCredit S.p.A., 2.731%, 1/15/2032 Paid 3 Month Fixed Rate of 1.00%	12/20/2029	13,157,433	283,523	339,198	(55,675)
Intesa Sanpaolo SpA, 4.198%, 6/1/2032 Paid 3 Month Fixed Rate of 1.00%	12/20/2029	13,558,167	291,461	312,351	(20,890)
Citigroup Global Markets, Inc.
Mediobanca Banca di Credito Finanziario SpA, 2.3%, 11/23/2030 Paid 3 Month Fixed Rate of 1.00%	12/20/2029	6,790,215	143,751	148,437	(4,686)

OTC Credit Default Swaps (continued)
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Purchased Contracts:[3] (continued)
Goldman Sachs & Co. LLC
Transdigm, 5.5%, 11/15/2027 Paid 3 Month Fixed Rate of 5.00%	12/20/2029	5,560,000	(993,770)	(925,486)	(68,284)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
YUM! Brands, 3.625%, 3/15/2031 Paid 3 Month Fixed Rate of 1.00%	12/20/2029	7,930,000	(55,355)	(29,527)	(25,828)
YUM! Brands, 3.625%, 3/15/2031 Paid 3 Month Fixed Rate of 1.00%	12/20/2029	5,280,000	(36,857)	(24,351)	(12,506)
Gross Unrealized Appreciation				163,706
Gross Unrealized Depreciation				(187,869)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit iTraxx Europe Subordinated Financial Index Series 42, Received 3 Month Fixed Rate of 1.00%	12/20/2029	34,791,503	(336,788)	(365,863)	29,075
Purchased Contracts:[3]
Markit iTraxx Europe Index Series 42, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	311,938,024	(6,355,957)	(6,176,064)	(179,893)
Markit iTraxx Europe Crossover Index Series 42, Paid 3 Month Fixed Rate of 5.00%	12/20/2029	11,949,665	(1,006,970)	(970,277)	(36,693)
Markit CDX North America Investment Grade Index Series 43, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	263,940,000	(5,981,635)	(5,943,810)	(37,825)
Gross Unrealized Appreciation				29,075
Gross Unrealized Depreciation				(254,411)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

September 30, 2024 (Unaudited)

The following is a summary of the inputs used as of September 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	79,977,096	-	79,977,096
Collateralized Loan Obligations	-	22,201,655	-	22,201,655
Commercial Mortgage-Backed	-	35,217,196	-	35,217,196
Corporate Bonds and Notes	-	654,302,596	-	654,302,596
Exchange-Traded Funds	70,388,913	-	-	70,388,913
Foreign Governmental	-	1,075,659,538	-	1,075,659,538
Investment Companies	89,579,744	-	-	89,579,744
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	8,782,157	-	8,782,157
U.S. Government Agencies Mortgage-Backed	-	306,764,184	-	306,764,184
U.S. Treasury Securities	-	472,582,486	-	472,582,486
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,519,573	-	2,519,573
Futures††	3,173,525	-	-	3,173,525
Options Purchased	1,308,025	711,868	-	2,019,893
Swap Agreements††	-	15,137,499	-	15,137,499
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(23,107,069)	-	(23,107,069)
Futures††	(5,731,030)	-	-	(5,731,030)
Options Written	(74,041)	(723,449)	-	(797,490)
Swap Agreements††	-	(10,023,963)	-	(10,023,963)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills)financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at September 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies and credit, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at September 30, 2024 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At September 30, 2024, accumulated net unrealized appreciation on investments was $83,791,592, consisting of $141,196,540 gross unrealized appreciation and $57,404,948 gross unrealized depreciation.

At September 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.